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                                                                    Exhibit 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Level 8 Systems, Inc. (the "Company") on Form 10-K for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. Broderick, Chief Operating and Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



/s/ John P. Broderick
-------------------------------------------
John P. Broderick
Chief Operating and Financial Officer
(Principal Financial and Accounting Officer)
March 31, 2002

A signed original of this written statement required by Section 906 has been provided to Level 8 Systems, Inc. and will be retained by Level 8 Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.